UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  February 22, 2024

DLH Holdings Corp.
(Exact name of Registrant as Specified in its Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
3565 Piedmont Road, NE, Building 3, Suite 700
Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)

(770) 554-3545
Registrant's telephone number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq	Capital Market

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

In its previous filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2023, DLH Holdings Corp. (“DLH” or the “Company”) disclosed that the Department of Veterans Affairs (the “VA”) had issued a request for proposal for healthcare logistics and pharmacy services for each of its Consolidated Mail Outpatient Pharmacy (“CMOP”) locations. Accordingly, there are a total of eight separately competed procurements pertaining to this program
The procurements were set-aside for a service-disabled veteran owned small business (“SDVOSB”) as the prime contractor. DLH responded to each request for proposal as a joint venture partner with an SDVOSB prime contractor. Each of the eight procurements are being evaluated separately and may be subject to differing timelines for award. While the acquisition process is being conducted, DLH continues to operate as the prime contractor for all CMOP locations.
On February 22, 2024, DLH was advised that the VA had made an award decision for the Chelmsford CMOP Staffing Services location to an SDVOSB unrelated to DLH. Should the VA complete its acquisition process with a final award to an unrelated entity, DLH would no longer perform services at this CMOP location. The revenue derived by DLH from its current prime contracts to perform services at this location represents less than 3% of its consolidated revenue for the fiscal year ended September 30, 2023.
The award remains subject to completion of the VA’s acquisition process. As the timeline for the completion of the acquisition process for this award and the evaluation of the seven additional procurements are ongoing, this filing reflects all of the information available to DLH regarding these matters at the present time. For further background information on DLH’s VA CMOP contracts, refer to our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as well as reports filed thereafter.
All statements in this Current Report on Form 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent DLH’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors many of which are outside DLH’s control. These factors could cause actual results to differ materially from such forward-looking statements. For a written description of these factors, see the section titled “Risk Factors” in DLH’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and any updating information in subsequent SEC filings. DLH disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent events or otherwise, except as required by law.
The information furnished pursuant to Item 7.01 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: February 26, 2024